Exhibit 99.33

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		6/30/2008
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$0.00

B. Disbursements not under the plan, for current quarter:	$148,159.86

Total Disbursements	$148,159.86

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply generally with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$15,122.16	$
8. Unsecured Creditors		$0.00		$688,729.01	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$0.00		$4,134,110.66	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	7/24/2008

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
April 1, 2007 through June 30, 2008

Type	Num	Date	Name	Further Description	Paid Amount

			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 4/01/08-6/30/08		0.00

Check	ACH	04/14/2008	US BANK	Bank service charges	(168.11)
Bill Pmt -Check	WIRE	04/04/2008	BENTOVIM	April 2008 TFS Board fees	(2,500.00)
Bill Pmt -Check	1345	04/04/2008	FRANCHISE	CA penalty for 2006 tax return	(51.20)
Bill Pmt -Check	1346	04/04/2008	LYON	April 2008 TFS Board Fee	(2,500.00)
Bill Pmt -Check	1347	04/04/2008	NEW WAY	April 2008 rent for 3 storage trailers WA	(653.40)
Bill Pmt -Check	1348	04/04/2008	PDAVIS	April 2008 TFS Board Fee	(2,500.00)
Bill Pmt -Check	1349	04/04/2008	STEVEBROWN	April 2008 legal services	(12,502.75)
Bill Pmt -Check	1350	04/04/2008	THE BANK OF NEW YORK MELLON	Jan2008 & Feb2008 transfer agent fees	(3,615.92)
Bill Pmt -Check	1351	04/28/2008	BRIDGE		0.00
Bill Pmt -Check	1352	04/28/2008	HARDING	2007 tax extension preparation	(580.00)
Bill Pmt -Check	1353	04/28/2008	IRON	monthly offsite records storage	(775.85)
Bill Pmt -Check	1354	04/28/2008	NEUSTAR	monthly DNS services	(153.77)
Bill Pmt -Check	1355	04/28/2008	PUBLIC STORAGE	May08 storage units WA	(537.00)
Bill Pmt -Check	1356	04/28/2008	SKIRITAI	TFS Board expenses Mar08 Bentovim	(907.72)
Bill Pmt -Check	1357	04/28/2008	USTRUSTEE	Q1 2008 Quarterly Disbursement fee	(1,625.00)
Bill Pmt -Check	1358	04/28/2008	BRIDGE	March 2008 professional services	(1,433.72)
Check	ACH	05/14/2008	US Bank	Account Analysis fees	(106.56)
Bill Pmt -Check	WIRE	05/08/2008	BENTOVIM	TFS Board Fees May 2008	(2,500.00)
Bill Pmt -Check	1359	05/07/2008	FIDELITYNA	Papago Foreclosure Trustee Sale expenses balance due	(6,113.50)
Bill Pmt -Check	1360	05/07/2008	IRON	Offsite records storage	(775.85)
Bill Pmt -Check	1361	05/07/2008	LYON	TFS Board Fees May 2008	(2,500.00)
Bill Pmt -Check	1362	05/07/2008	NEW WAY	Rent for 3 storage trailers (WA)	(654.00)
Bill Pmt -Check	1363	05/07/2008	PDAVIS	TFS Board Fees May 2008	(2,500.00)
Bill Pmt -Check	1364	05/07/2008	STEVEBROWN	April 2008 legal services	(10,518.25)
Bill Pmt -Check	1365	05/28/2008	BRIDGE	April 2008 professional services	(1,570.83)
Bill Pmt -Check	1366	05/28/2008	CAVANAGH	Trademark matter May 2008	(32.50)
Bill Pmt -Check	1367	05/28/2008	HARDING	Tax consulting April 2008	(325.00)
Bill Pmt -Check	1368	05/28/2008	NEUSTAR	DNS services	(125.51)

Bill Pmt -Check	1369	05/28/2008	PUBLIC STORAGE	Two storage units rent for June 2008 WA	(558.00)
Bill Pmt -Check	1370	05/28/2008	SQUIRE	January 2008 legal services	(70,000.00)
Bill Pmt -Check	1371	05/29/2008	EEW	Quarterly Sampling June 2008 CT	(1,325.00)
Check	ACH	06/13/2008	US Bank	Account Analysis fees	(32.20)
Bill Pmt -Check	WIRE	06/09/2008	BENTOVIM	June 2008 TFS Board Fees	(2,500.00)
Bill Pmt -Check	1372	06/09/2008	AZ CORPCOM	2008 Annual Report TFS-DI	(45.00)
Bill Pmt -Check	1373	06/09/2008	LYON	June 2008 TFS Board Fees	(2,500.00)
Bill Pmt -Check	1374	06/09/2008	NEW WAY	June 2008 rent 3 storage trailers WA	(654.00)
Bill Pmt -Check	1375	06/09/2008	PDAVIS	June 2008 TFS Board Fees	(2,500.00)
Bill Pmt -Check	1376	06/09/2008	STEVEBROWN	May 2008 General Counsel Fees	(7,981.45)
Bill Pmt -Check	1377	06/09/2008	THE BANK OF NEW YORK MELLON	March 2008 Transfer Agent Fees	(1,837.77)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 4/01/08-6/30/08		(148,159.86)

			TOTAL DISBURSEMENTS FOR 4/01/08-6/30/08		(148,159.86)